Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2005

MICROMUSE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23783	943288385
(Commission File Number)	(IRS Employer Identification Number)

139 Townsend Street

San Francisco, California 94107

(Address of Principal Executive Offices, Including Zip Code)

(415) 343-7600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Form 8-K/A is filed as Amendment No. 1 to the Current Report on Form 8-K filed by Micromuse under Items 2.01 and 9.01 on June 2, 2005, to report the completion of the acquisition described below. This amendment is being filed to include the financial information required under Item 9.01

As previously reported, on June 1, 2005, Micromuse Inc. completed its acquisition of Quallaby Corporation, a privately held software company based in Lowell, Massachusetts, pursuant to an Agreement and Plan of Merger dated as of April 7, 2005, by and among Micromuse Inc., Sydney Acquisition Inc. (a subsidiary of Micromuse), and Quallaby Corporation. Subject to the terms of the merger agreement, the purchase price was $33 million in cash. Micromuse also assumed and converted outstanding options to purchase Quallaby common stock into options to acquire approximately 1.6 million shares of Micromuse common stock. These Micromuse options and underlying shares were granted under the existing Micromuse 1997 Stock Option/Stock Issuance Plan.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Financial Statements of Quallaby:

•	Report of Independent Registered Public Accounting Firm

•	Consolidated Balance Sheets at March 31, 2005 (unaudited), and December 31, 2004 and 2003

•	Consolidated Statements of Operations for the three months ended March 31, 2005 and 2004 (unaudited) and the years ended December 31, 2004 and 2003

•	Consolidated Statement of Redeemable Preferred Stock, Stockholders’ Equity (Deficit) and Comprehensive Loss for the three months ended March 31, 2005 (unaudited) and the years ended December 31, 2004 and 2003

•	Consolidated Statements of Cash Flows for the three months ended March 31, 2005 and 2004 (unaudited) and for the years ended December 31, 2004 and 2003

•	Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information.

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine month period ended June 30, 2005

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROMUSE INC.

Date: August 8, 2005	By:	/s/ Nell O’Donnell
Name: Nell O’Donnell
Title: Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of April 7, 2005, by and among Micromuse Inc., Sydney Acquisition Inc. (subsidiary of Micromuse), and Quallaby Corporation (incorporated by reference from Exhibit 2.1 to Form 8-K filed by Micromuse on April 13, 2005)

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Quallaby’s historical audited consolidated financial statements as of December 31, 2004 and 2003 and for each of the two years in the period ended December 31, 2004, and Quallaby’s historical unaudited interim condensed consolidated financial statements as of March 31, 2005 and for the three-month periods ended March 31, 2005 and 2004.

99.2	Unaudited pro forma condensed combined financial statements.